UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21343

Western Asset Emerging Markets Debt Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2018

WESTERN ASSET

EMERGING MARKETS DEBT FUND INC. (EMD)

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

The Fund invests primarily in U.S. dollar and non-U.S. dollar denominated debt securities of issuers in emerging market countries.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Emerging Markets Debt Fund Inc. for the twelve-month reporting period ended December 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

January 31, 2019

II	Western Asset Emerging Markets Debt Fund Inc.

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended December 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.2%. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Third quarter 2018 GDP growth was 3.4%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2018 GDP growth was delayed due to the partial shutdown of the U.S. government.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on December 31, 2018, the unemployment rate was 3.9%, versus 4.1% when the period began. The percentage of longer-term unemployed also declined during the reporting period. In December 2018, 20.5% of Americans looking for a job had been out of work for more than six months, versus 21.5% when the period began.

Turning to the global economy, in its January 2019 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”)ii said, “The global expansion has weakened. Global growth for 2018 is estimated at 3.7 percent, as in the October 2018 World Economic Outlook forecast, despite weaker performance in some economies, notably Europe and Asia…. Risks to global growth tilt to the downside. An escalation of trade tensions beyond those already incorporated in the forecast remains a key source of risk to the outlook.” From a regional perspective, the IMF projects 2019 growth in the Eurozone will be 1.6%, versus 1.8% in 2018. Japan’s economy is expected to expand 1.1% in 2019, compared to 0.9% in 2018. Elsewhere, the IMF projects that overall growth in emerging market countries will decelerate to 4.5% in 2019, versus 4.6% in 2018.

The Federal Reserve Board (the “Fed”)iii continued tightening monetary policy during the reporting period, as it raised interest rates four times in 2018 and further reduced its balance sheet. As widely expected, the Fed raised the federal funds rateiv at its meetings that ended on March 21, 2018 (to a range between 1.50% and 1.75%), June 13, 2018 (to a range between 1.75% and 2.00%), September 26, 2018 (to a range between 2.00% and 2.25%) and December 19, 2018 (to a range between 2.25% and 2.50%). At its meeting that concluded on January 30, 2019, after the reporting period ended, the Fed kept interest rates on hold and said, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate ....”

Central banks outside the U.S. took different approaches to monetary policy during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v

Western Asset Emerging Markets Debt Fund Inc.	III

Investment commentary (cont’d)

extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. In October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. In December 2018, the ECB ended its bond buying program, and again affirmed that it did not anticipate raising interest rates “at least through the summer of 2019”. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. It then raised rates to 0.75% at its meeting on August 2, 2018. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

January 31, 2019

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	Western Asset Emerging Markets Debt Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to seek high current income and its secondary investment objective is to seek capital appreciation. The Fund invests primarily in U.S. dollar and non-U.S. dollar denominated debt securities of issuers in emerging market countries. In selecting investments for the Fund, we use a combination of qualitative assessments and quantitative models that seek to measure the relative risks and opportunities of each market segment based on economic, market, political, currency and technical data. We also make an assessment of economic and market conditions to create an optimal risk/return allocation of the Fund’s assets among various segments of the emerging markets debt asset class.

After we make our sector allocations, we use traditional credit analysis to identify individual securities for the Fund’s portfolio. In selecting foreign and emerging market issuer debt for investment, we consider the economic and political conditions within the issuer’s country, overall and external debt levels and debt service ratios, access to capital markets and debt service payment history.

At Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Chia-Liang (CL) Lian, Kevin J. Ritter and, effective December 31, 2018, Mark A. Hughes. Mr. Hughes, CFA and a Research Analyst, joined Western Asset in 2009.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The emerging markets debt asset class generated weak results during the twelve-month reporting period ended December 31, 2018. This year’s early expectations for synchronized growth were dashed rather quickly. Instead, 2018 became the year of the most desynchronized global growth since 1998. The U.S. economy, supercharged with late-cycle stimulus, went from strength to strength. Meanwhile, the rest of the world, challenged by trade tensions and multiple countries’ idiosyncratic political risks, went from weakness to weakness. This divergence led to broad-based U.S. dollar strength, higher U.S. interest rates and accelerating risk premia in spread products outside of the U.S., particularly in emerging markets. Treasury bond market weakness in the U.S., in contrast to more benign global sovereign markets, left U.S. rates at multi-decade wide levels in relation to most other G10 countries.

Against this backdrop, markets maintained a general risk-off tone during most of the reporting period, with fears of trade tensions, higher U.S. interest rates, a stronger

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	1

Fund overview (cont’d)

U.S. dollar and tighter liquidity negatively impacting emerging market debt markets. Looking at the asset class in more detail, the U.S. dollar-denominated sovereign debt sector, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)i, returned -4.61% during the twelve months ended December 31, 2018. Emerging market corporate bonds, as measured by the JPMorgan Corporate Emerging Markets Bond Index Broadii, returned -1.18% and local currency sovereign debt, as measured by the JPMorgan Government Bond Index-Emerging Markets Global Diversifiediii, returned -6.21% over the same period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We started the 2018 calendar year with a significant overweight to local emerging markets, but began a thoughtful reduction from April to September 2018, reflecting our view that emerging markets local currencies can overshoot and dislocate over a protracted period as technical factors overwhelm fundamentals. From a sector perspective, we reduced the Fund’s local emerging markets exposure, while moderately increasing its allocations to emerging markets corporates and quasi-sovereigns.

From a regional perspective, we increased the Fund’s allocations to Asia and the Middle East, while reducing exposures to Latin America and Europe. In Asia, the Fund added to its allocations in China and Indonesia. We maintained the Fund’s overweight exposure in Indonesia due to strong fundamentals and attractive valuations. In the Middle East, the emerging markets team favored United Arab Emirates (“UAE”) and Qatar for technical and diversification benefits. JPMorgan announced that effective January 31, 2019, five Gulf Cooperation Council countries (UAE, Qatar, Kuwait, Saudi Arabia and Bahrain) will enter the JPMorgan emerging markets indices. Sovereign and quasi-sovereign U.S. dollar-denominated securities will eventually account for 11% of the EMBI Global after full implementation. From a technical standpoint, we believe emerging market debt remains underrepresented in global indices despite the rising gravitational force of emerging markets economies. In this regard, the progressive inclusion of sizable markets like the Gulf Cooperation Council countries should have a salutary effect on investor appetite.

In Latin America, the Fund reduced its exposures to Brazil and Mexico. Brazilian assets exhibited higher volatility leading up to the elections that culminated in the latter part of the year. In Mexico, we shifted to a more cautious stance on fears that new President Andrés Manuel López Obrador’s future policies would be market unfriendly. In Europe, we pared the Fund’s exposures to both Russia and Turkey. While we continued to maintain an overweight in Russia, the country was hit with another round of international sanctions during the year and was negatively impacted by falling oil prices given its oil-based economy. In Turkey, we shifted to an underweight position over the reporting period. Not only are fundamentals weakening, but downside risks became elevated as the lack of monetary policy independence and central bank credibility took center stage.

Elsewhere, we increased the Fund’s overweight in frontier markets, adding to countries like Egypt, Ghana, Nigeria and Senegal.

2	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

These smaller non-investment-grade countries offer attractive diversification and yield enhancement benefits to the Fund. At the end of the reporting period, these countries represented 35 of the 67 countries within the EMBI Global and represented 15% of the total market value of the index, while the Fund’s exposure was approximately 25% as a percentage of its total assets.

U.S. Treasury futures and interest rate swaps were used to manage durationiv and yield curvev exposure. The use of these instruments detracted from performance. Credit default swaps, which were used for hedging purposes, did not materially impact performance. Currency forwards and options, which were used to manage the Fund’s local currency exposures, contributed to performance during the reporting period. The overall impact of derivative positioning was positive during the reporting period.

The use of leverage was tactically managed during the reporting period. We ended the period with leverage at roughly 30% of the gross assets of the Fund, versus roughly 25% at the beginning of the period. Overall, leverage detracted from results given the negative total return of the assets of the Fund in 2018.

Performance review

For the twelve months ended December 31, 2018, Western Asset Emerging Markets Debt Fund Inc. returned -9.78% based on its net asset value (“NAV”)vi and -13.68% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned -4.61% for the same period. The Lipper Emerging Markets Hard Currency Debt Closed-End Funds Category Averagevii returned -9.63% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.20 per share, of which $0.13 will be treated as a return of capital for tax purposes.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2018. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2018
Price Per Share	12-Month Total Return**
$14.71 (NAV)	-9.78	%†
$12.29 (Market Price)	-13.68	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. Despite paring exposures in Brazil and Russia during the reporting period, the Fund

*	For the tax character of distributions paid during the fiscal year ended December 31, 2018, please refer to page 48 of this report.

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	3

Fund overview (cont’d)

continued to maintain its long-standing overweights in both countries, which contributed to returns. Although Russia faced additional sanctions in April 2018, it still outperformed the benchmark given the strength of its fundamentals. As noted earlier, Brazil held elections during the reporting period and anti-establishment candidate, Jair Bolsonaro, defeated the Worker’s Party candidate, Fernando Haddad. The market reacted positively to the news.

From an industry allocation perspective, an underweight to oil and gas in Mexico was additive to results, as the industry was dragged down by falling oil prices. In addition to declining oil prices, news broke that Mexican petroleum company PEMEX (Petroleos Mexicanos) will need to issue close to $3 billion of additional debt to finance its refinery and additional upstream projects, further weighing on Mexican oil and gas performance.

With respect to issuer selection, the Fund’s positions in Russian technology, media and telecommunication issuer Vimpel Communications and Brazilian oil and gas issuer Petrobras added the most value. Petrobras continued its balance sheet deleveraging and asset divestment, which benefited its results. Vimpel Communications had a tender offer to consolidate its debt at the holding company level, which was viewed as a positive development.

Q. What were the leading detractors from performance?

A. The largest detractors from the Fund’s relative performance during the reporting period were its overweight to Argentina and underweight to China. Argentina was negatively impacted by its large external financing needs and weakening currency. We continue to maintain a positive long-term outlook for the country, as President Mauricio Macri’s administration is taking steps to achieve a primary budget balance in 2019. We maintained an underweight to China given the uncertainties surrounding trade tensions with the U.S. and also given our view that better relative value opportunities exist elsewhere.

With respect to industry allocation, an underweight to the Financials sector in the Ukraine weighed on performance. Despite the Ukraine underperforming the benchmark at a country level given its geopolitical issues with Russia, the Financials sector was the best performing sector within the emerging markets corporate sector during the reporting period.

Finally, in terms of individual holdings, Argentine oil and gas issuers Pampa Energia SA and YPF SA detracted from performance. While the overall oil and gas industry performed well in 2018, these two issuers were hurt by the overall negative sentiment towards Argentina during the period.

Looking for additional information?

The Fund is traded under the symbol “EMD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEMDX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

4	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

Thank you for your investment in Western Asset Emerging Markets Debt Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 24, 2019

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, including credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and social, political and economic uncertainties which could result in significant volatility. These risks are magnified in emerging or developing markets. High-yield bonds (commonly known as “junk bonds”) involve greater credit and liquidity risks than investment grade bonds. The Fund may make significant investments in derivative instruments, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

Portfolio holdings and breakdowns are as of December 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 26 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2018 were: Sovereign Bonds (81.6%), Energy (22.4%), Materials (10.3%), Financials (7.7%) and Utilities (5.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	5

Fund overview (cont’d)

[i]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ii

The JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”) is a market capitalization weighted index consisting of U.S. dollar-denominated emerging market corporate bonds. The index serves as a global corporate benchmark representing Asia, Latin America, Europe and Middle East/Africa. U.S. dollar-denominated corporate issues from index-eligible countries are narrowed further by only including issues with more than $300m current face outstanding and at least five years to maturity (at the time of inclusion into the index).

iii

The JPMorgan Government Bond Index-Emerging Markets Global Diversified tracks total returns for local currency bonds issued by emerging market governments. The index includes only those countries that are accessible by most of the international investor base and excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility. For this index, the maximum weight to a country is capped at 10%.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 8 funds in the Fund’s Lipper category.

6	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2018 and December 31, 2017 and does not include derivatives such as futures contracts, written options, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at anytime.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	7

Spread duration (unaudited)

Economic exposure — December 31, 2018

Total Spread Duration

EMD	— 7.91 years

Benchmark	— 6.65 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global

EM	— Emerging Markets

EMD	— Western Asset Emerging Markets Debt Fund Inc.

HY	— High Yield

IG Credit	— Investment Grade Credit

8	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2018

Total Effective Duration

EMD	— 7.56 years

Benchmark	— 6.69 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global

EM	— Emerging Markets

EMD	— Western Asset Emerging Markets Debt Fund Inc.

HY	— High Yield

IG Credit	— Investment Grade Credit

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	9

Schedule of investments

December 31, 2018

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 81.6%
Angola — 1.2%
Angolan Government International Bond, Senior Notes	9.500%	11/12/25	1,720,000		$1,814,540	(a)
Angolan Government International Bond, Senior Notes	8.250%	5/9/28	2,500,000		2,361,012	(a)
Angolan Government International Bond, Senior Notes	8.250%	5/9/28	800,000		755,524	(b)
Angolan Government International Bond, Senior Notes	9.375%	5/8/48	3,870,000		3,633,659	(a)
Angolan Government International Bond, Senior Notes	9.375%	5/8/48	2,000,000		1,877,860	(b)
Total Angola					10,442,595
Argentina — 8.6%
Argentina Bonar Bonds, Bonds (Argentina BADLAR Private Deposit Rate + 2.500%)	50.701%	3/11/19	120,380,000	ARS	3,223,166	(c)
Argentina Bonar Bonds, Bonds (Argentina BADLAR Private Deposit Rate + 2.000%)	49.240%	4/3/22	18,500,000	ARS	462,991	(c)
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	59.031%	6/21/20	192,070,000	ARS	5,457,782	(c)
Argentine Bonos del Tesoro	18.200%	10/3/21	3,040,000	ARS	62,116
Argentine Bonos del Tesoro, Bonds	15.500%	10/17/26	157,160,000	ARS	3,243,680
Argentine Republic Government International Bond, Senior Notes	5.625%	1/26/22	1,650,000		1,398,375
Argentine Republic Government International Bond, Senior Notes	4.625%	1/11/23	10,000		7,931
Argentine Republic Government International Bond, Senior Notes	7.500%	4/22/26	5,100,000		4,102,313	(d)
Argentine Republic Government International Bond, Senior Notes	8.280%	12/31/33	11,216,304		8,804,799
Argentine Republic Government International Bond, Senior Notes	6.875%	1/11/48	34,080,000		23,898,600
Autonomous City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	7,600,000		6,479,000	(a)(d)
Provincia de Buenos Aires, Senior Notes	9.950%	6/9/21	2,000,000		1,887,500	(b)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	11,450,000		8,301,364	(a)(d)
Provincia de Buenos Aires, Senior Notes	4.000%	5/15/35	1,905,776		1,119,662	(b)(d)
Provincia de Cordoba, Senior Notes	7.450%	9/1/24	8,250,000		6,765,000	(a)(d)
Provincia de Neuquen Argentina, Senior Notes	7.500%	4/27/25	2,700,000		2,153,250	(a)(d)
Total Argentina					77,367,529
Armenia — 0.4%
Republic of Armenia International Bond, Senior Notes	6.000%	9/30/20	3,850,000		3,898,294	(b)
Belarus — 0.6%
Republic of Belarus International Bond, Senior Notes	6.875%	2/28/23	5,300,000		5,422,027	(a)(d)
Brazil — 1.9%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	3,007,000	BRL	811,522
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	58,562,000	BRL	15,830,265
Total Brazil					16,641,787

See Notes to Financial Statements.

10	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Colombia — 4.2%
Colombia Government International Bond, Senior Notes	7.375%	3/18/19	8,779,000	$8,875,657	(d)
Colombia Government International Bond, Senior Notes	4.000%	2/26/24	6,250,000	6,195,312	(d)
Colombia Government International Bond, Senior Notes	7.375%	9/18/37	16,567,000	20,099,913	(d)(e)
Colombia Government International Bond, Senior Notes	6.125%	1/18/41	2,080,000	2,251,600	(d)
Total Colombia				37,422,482
Costa Rica — 0.4%
Costa Rica Government International Bond, Senior Notes	7.158%	3/12/45	4,200,000	3,638,250	(a)(d)
Croatia — 1.1%
Croatia Government International Bond, Senior Notes	6.625%	7/14/20	3,640,000	3,786,848	(a)(d)
Croatia Government International Bond, Senior Notes	5.500%	4/4/23	5,640,000	5,926,281	(b)(d)
Total Croatia				9,713,129
Dominican Republic — 1.6%
Dominican Republic International Bond, Senior Notes	5.500%	1/27/25	8,210,000	8,158,688	(a)(d)
Dominican Republic International Bond, Senior Notes	6.850%	1/27/45	6,300,000	6,221,250	(a)(d)
Total Dominican Republic				14,379,938
Ecuador — 3.1%
Ecuador Government International Bond, Senior Notes	10.500%	3/24/20	9,980,000	10,104,750	(a)
Ecuador Government International Bond, Senior Notes	10.750%	3/28/22	5,270,000	5,342,462	(b)(d)
Ecuador Government International Bond, Senior Notes	10.750%	3/28/22	4,210,000	4,267,888	(a)(d)
Ecuador Government International Bond, Senior Notes	7.875%	1/23/28	9,400,000	7,678,625	(a)
Total Ecuador				27,393,725
Egypt — 1.5%
Egypt Government International Bond, Senior Notes	6.125%	1/31/22	5,430,000	5,338,846	(a)
Egypt Government International Bond, Senior Notes	7.500%	1/31/27	800,000	765,425	(a)
Egypt Government International Bond, Senior Notes	6.588%	2/21/28	2,850,000	2,550,750	(b)
Egypt Government International Bond, Senior Notes	8.500%	1/31/47	5,100,000	4,620,809	(a)
Total Egypt				13,275,830
El Salvador — 0.6%
El Salvador Government International Bond, Senior Notes	6.375%	1/18/27	6,380,000	5,868,005	(a)(d)
Ethiopia — 0.3%
Ethiopia International Bond, Senior Notes	6.625%	12/11/24	2,500,000	2,398,000	(b)
Georgia — 0.3%
Georgia Government International Bond, Bonds	6.875%	4/12/21	2,360,000	2,482,897	(b)(d)
Ghana — 2.4%
Ghana Government International Bond, Bonds	10.750%	10/14/30	5,270,000	5,973,940	(a)(d)
Ghana Government International Bond, Senior Notes	7.875%	8/7/23	5,050,000	4,957,737	(b)
Ghana Government International Bond, Senior Notes	8.125%	1/18/26	1,620,000	1,552,073	(a)(d)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	11

Schedule of investments (cont’d)

December 31, 2018

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Ghana — continued
Ghana Government International Bond, Senior Notes	7.625%	5/16/29	3,350,000		$3,012,320	(a)(d)
Republic of Ghana Government Bonds, Bonds	18.000%	7/26/21	11,000,000	GHS	2,198,476
Republic of Ghana Government Bonds, Bonds	17.600%	11/28/22	18,000,000	GHS	3,414,589
Total Ghana					21,109,135
Guatemala — 0.6%
Guatemala Government Bond, Senior Notes	4.375%	6/5/27	6,160,000		5,698,000	(a)(d)
Honduras — 0.5%
Honduras Government International Bond, Senior Notes	7.500%	3/15/24	960,000		1,011,946	(b)
Honduras Government International Bond, Senior Notes	6.250%	1/19/27	3,500,000		3,474,100	(a)
Total Honduras					4,486,046
Hungary — 1.5%
Hungary Government International Bond, Senior Notes	5.750%	11/22/23	12,608,000		13,653,897	(d)
Indonesia — 9.8%
Indonesia Government International Bond, Senior Notes	4.875%	5/5/21	213,000		217,976	(b)(d)
Indonesia Government International Bond, Senior Notes	4.875%	5/5/21	1,060,000		1,084,762	(a)(d)
Indonesia Government International Bond, Senior Notes	3.375%	4/15/23	4,720,000		4,575,261	(a)(d)
Indonesia Government International Bond, Senior Notes	5.875%	1/15/24	7,049,000		7,526,443	(a)(d)
Indonesia Government International Bond, Senior Notes	6.625%	2/17/37	3,210,000		3,727,539	(b)(d)
Indonesia Government International Bond, Senior Notes	5.250%	1/17/42	2,520,000		2,540,067	(b)(d)
Indonesia Government International Bond, Senior Notes	5.250%	1/17/42	20,750,000		20,915,232	(a)(d)
Indonesia Government International Bond, Senior Notes	4.750%	7/18/47	20,800,000		19,606,621	(a)(d)(e)
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/22	133,900,000,000	IDR	9,087,108
Indonesia Treasury Bond, Senior Notes	8.375%	9/15/26	131,422,000,000	IDR	9,337,899
Indonesia Treasury Bond, Senior Notes	8.375%	3/15/34	126,438,000,000	IDR	8,897,964
Total Indonesia					87,516,872
Ivory Coast — 0.7%
Ivory Coast Government International Bond, Senior Notes	5.375%	7/23/24	1,350,000		1,241,554	(a)
Ivory Coast Government International Bond, Senior Notes	6.375%	3/3/28	2,680,000		2,418,352	(a)(d)

See Notes to Financial Statements.

12	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Ivory Coast — continued
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	3,540,000		$2,949,705	(a)(d)
Total Ivory Coast					6,609,611
Jamaica — 0.6%
Jamaica Government International Bond, Senior Notes	6.750%	4/28/28	3,390,000		3,627,300	(d)
Jamaica Government International Bond, Senior Notes	8.000%	3/15/39	1,760,000		2,024,000	(d)
Total Jamaica					5,651,300
Jordan — 0.4%
Jordan Government International Bond, Senior Notes	6.125%	1/29/26	440,000		422,267	(a)
Jordan Government International Bond, Senior Notes	5.750%	1/31/27	2,840,000		2,615,168	(a)
Jordan Government International Bond, Senior Notes	7.375%	10/10/47	320,000		284,899	(a)
Total Jordan					3,322,334
Kazakhstan — 1.1%
Kazakhstan Government International Bond, Senior Notes	3.875%	10/14/24	9,890,000		9,956,708	(b)(d)
Kenya — 0.5%
Kenya Government International Bond, Senior Notes	6.875%	6/24/24	200,000		188,495	(a)(d)
Kenya Government International Bond, Senior Notes	7.250%	2/28/28	5,300,000		4,751,567	(a)(d)
Total Kenya					4,940,062
Lebanon — 1.2%
Lebanon Government International Bond, Senior Notes	6.000%	1/27/23	12,800,000		10,854,784	(b)
Lithuania — 0.7%
Lithuania Government International Bond, Senior Notes	6.125%	3/9/21	5,850,000		6,196,525	(a)(d)
Mexico — 2.4%
Mexican Bonos, Bonds	6.500%	6/9/22	199,640,000	MXN	9,544,076	(d)
Mexico Government International Bond, Senior Notes	6.050%	1/11/40	1,132,000		1,201,052	(d)
Mexico Government International Bond, Senior Notes	4.350%	1/15/47	12,550,000		10,802,412	(d)
Total Mexico					21,547,540
Nigeria — 2.2%
Nigeria Government International Bond, Senior Notes	7.625%	11/21/25	3,000,000		2,904,690	(a)(d)
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	2,900,000		2,572,938	(a)(d)
Nigeria Government International Bond, Senior Notes	7.875%	2/16/32	2,200,000		2,003,564	(b)(d)
Nigeria Government International Bond, Senior Notes	7.875%	2/16/32	4,120,000		3,752,129	(a)(d)
Nigeria Government International Bond, Senior Notes	7.625%	11/28/47	2,970,000		2,509,329	(a)(d)
Nigeria Government International Bond, Senior Notes	9.248%	1/21/49	6,200,000		6,037,387	(a)
Total Nigeria					19,780,037
Oman — 0.9%
Oman Government International Bond, Senior Notes	5.375%	3/8/27	830,000		728,681	(a)
Oman Government International Bond, Senior Notes	5.625%	1/17/28	7,900,000		6,983,584	(a)(d)
Total Oman					7,712,265

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	13

Schedule of investments (cont’d)

December 31, 2018

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Panama — 0.2%
Panama Government International Bond, Senior Notes	9.375%	4/1/29	910,000		$1,274,000	(d)
Panama Government International Bond, Senior Notes	6.700%	1/26/36	159,000		194,775	(d)
Total Panama					1,468,775
Paraguay — 0.4%
Paraguay Government International Bond, Senior Notes	5.000%	4/15/26	3,500,000		3,548,125	(a)(d)
Peru — 5.6%
Peruvian Government International Bond, Senior Notes	7.350%	7/21/25	10,300,000		12,540,250	(d)
Peruvian Government International Bond, Senior Notes	8.750%	11/21/33	19,998,000		29,497,050	(d)(e)
Peruvian Government International Bond, Senior Notes	6.550%	3/14/37	6,189,000		7,844,558	(d)
Total Peru					49,881,858
Philippines — 0.5%
Philippine Government International Bond, Senior Notes	3.950%	1/20/40	4,600,000		4,517,770	(d)
Poland — 3.0%
Republic of Poland Government International Bond, Senior Notes	5.125%	4/21/21	10,940,000		11,427,651	(d)(e)
Republic of Poland Government International Bond, Senior Notes	5.000%	3/23/22	14,784,000		15,575,624	(d)(e)
Total Poland					27,003,275
Qatar — 0.9%
Qatar Government International Bond, Senior Notes	5.103%	4/23/48	7,920,000		8,336,790	(a)(e)
Romania — 0.6%
Romanian Government International Bond, Senior Notes	4.375%	8/22/23	3,500,000		3,517,500	(a)(d)
Romanian Government International Bond, Senior Notes	4.875%	1/22/24	1,570,000		1,615,169	(a)(d)
Total Romania					5,132,669
Russia — 5.7%
Russian Federal Bond — OFZ, Bonds	7.000%	1/25/23	964,000,000	RUB	13,283,761
Russian Federal Bond — OFZ, Bonds	8.150%	2/3/27	289,580,000	RUB	4,074,901
Russian Federal Bond — OFZ, Bonds	7.050%	1/19/28	83,026,000	RUB	1,084,313
Russian Foreign Bond — Eurobond, Senior Notes	12.750%	6/24/28	790,000		1,251,114	(b)(d)
Russian Foreign Bond — Eurobond, Senior Notes	7.500%	3/31/30	22,309,155		24,384,219	(b)(d)
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	3,400,000		3,483,630	(a)(d)
Russian Foreign Bond — Eurobond, Senior Notes	5.875%	9/16/43	3,400,000		3,590,386	(a)(d)
Total Russia					51,152,324
Senegal — 1.8%
Senegal Government International Bond, Bonds	6.250%	5/23/33	8,100,000		6,998,756	(a)
Senegal Government International Bond, Senior Notes	6.250%	7/30/24	2,170,000		2,114,155	(b)
Senegal Government International Bond, Senior Notes	4.750%	3/13/28	4,800,000	EUR	5,077,396	(a)
Senegal Government International Bond, Senior Notes	6.750%	3/13/48	2,650,000		2,205,794	(a)
Total Senegal					16,396,101

See Notes to Financial Statements.

14	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
South Africa — 0.5%
Republic of South Africa Government International Bond, Senior Notes	5.375%	7/24/44	5,000,000		$4,392,350	(d)
Sri Lanka — 1.9%
Sri Lanka Government International Bond, Senior Notes	5.125%	4/11/19	2,000,000		1,986,000	(b)(d)
Sri Lanka Government International Bond, Senior Notes	6.250%	10/4/20	7,500,000		7,312,867	(b)
Sri Lanka Government International Bond, Senior Notes	5.875%	7/25/22	3,460,000		3,252,992	(b)(d)
Sri Lanka Government International Bond, Senior Notes	6.200%	5/11/27	4,900,000		4,337,220	(a)(d)
Total Sri Lanka					16,889,079
Turkey — 2.1%
Export Credit Bank of Turkey, Senior Notes	5.000%	9/23/21	4,291,000		4,078,711	(a)(d)
Turkey Government International Bond, Senior Notes	3.250%	3/23/23	850,000		764,701	(d)
Turkey Government International Bond, Senior Notes	5.750%	3/22/24	450,000		436,228	(d)
Turkey Government International Bond, Senior Notes	4.250%	4/14/26	5,400,000		4,666,863	(d)
Turkey Government International Bond, Senior Notes	6.125%	10/24/28	1,000,000		935,587
Turkey Government International Bond, Senior Notes	4.875%	4/16/43	10,660,000		7,950,644	(d)
Total Turkey					18,832,734
Ukraine — 2.0%
Ukraine Government International Bond, Senior Notes	7.750%	9/1/20	6,470,000		6,255,461	(a)(d)
Ukraine Government International Bond, Senior Notes	7.750%	9/1/24	5,640,000		4,979,968	(a)(d)
Ukraine Government International Bond, Senior Notes	7.375%	9/25/32	8,290,000		6,607,288	(b)
Total Ukraine					17,842,717
United Arab Emirates — 0.6%
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	5,400,000		5,189,114	(a)
Uruguay — 2.4%
Uruguay Government International Bond, Senior Notes	9.875%	6/20/22	142,400,000	UYU	4,351,843	(a)
Uruguay Government International Bond, Senior Notes	9.875%	6/20/22	85,770,000	UYU	2,621,191	(b)
Uruguay Government International Bond, Senior Notes	4.375%	10/27/27	4,943,154		4,960,381	(d)
Uruguay Government International Bond, Senior Notes	5.100%	6/18/50	5,760,000		5,675,040	(d)
Uruguay Government International Bond, Senior Notes	4.975%	4/20/55	3,700,000		3,527,987	(d)
Total Uruguay					21,136,442
Venezuela — 0.9%
Venezuela Government International Bond, Senior Notes	7.750%	10/13/19	22,130,000		5,138,586	*(b)(f)
Venezuela Government International Bond, Senior Notes	8.250%	10/13/24	7,000,000		1,645,000	*(b)(f)
Venezuela Government International Bond, Senior Notes	9.250%	9/15/27	4,205,000		998,688	*(f)
Total Venezuela					7,782,274
Vietnam — 1.2%
Vietnam Government International Bond, Senior Notes	6.750%	1/29/20	1,690,000		1,745,111	(b)(d)
Vietnam Government International Bond, Senior Notes	4.800%	11/19/24	8,700,000		8,795,117	(a)(d)
Total Vietnam					10,540,228
Total Sovereign Bonds (Cost — $772,661,714)					729,422,229

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	15

Schedule of investments (cont’d)

December 31, 2018

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 54.1%
Communication Services — 2.7%
Diversified Telecommunication Services — 0.3%
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	2,710,000	$2,775,558	(a)(d)
Media — 0.7%
Grupo Televisa SAB, Senior Notes	6.625%	1/15/40	1,480,000	1,594,958	(d)
Myriad International Holdings BV, Senior Notes	5.500%	7/21/25	2,750,000	2,777,888	(a)(d)
Myriad International Holdings BV, Senior Notes	4.850%	7/6/27	2,250,000	2,163,740	(a)(d)
Total Media				6,536,586
Wireless Telecommunication Services — 1.7%
Millicom International Cellular SA, Senior Notes	5.125%	1/15/28	2,650,000	2,371,750	(a)(d)
VEON Holdings BV, Senior Notes	5.950%	2/13/23	11,950,000	12,287,109	(b)(d)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	440,000	476,367	(a)(d)
Total Wireless Telecommunication Services				15,135,226
Total Communication Services				24,447,370
Consumer Discretionary — 0.6%
Hotels, Restaurants & Leisure — 0.6%
Gohl Capital Ltd., Senior Notes	4.250%	1/24/27	3,130,000	2,952,316	(b)(d)
Sands China Ltd., Senior Notes	5.125%	8/8/25	2,500,000	2,479,050	(a)(d)
Total Consumer Discretionary				5,431,366
Consumer Staples — 0.1%
Food & Staples Retailing — 0.1%
Prosperous Ray Ltd., Senior Notes	4.625%	11/12/23	680,000	702,136	(b)(d)
Energy — 22.4%
Oil, Gas & Consumable Fuels — 22.4%
Borets Finance DAC, Senior Notes	6.500%	4/7/22	2,000,000	1,971,980	(a)(d)
CNOOC Curtis Funding No 1 Pty, Ltd., Senior Notes	4.500%	10/3/23	2,750,000	2,814,089	(b)(d)
Dolphin Energy Ltd. LLC, Senior Secured Notes	5.888%	6/15/19	604,296	608,828	(b)(d)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	3,010,000	3,145,480	(d)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	7,160,000	6,787,465	(d)
GNL Quintero SA, Senior Notes	4.634%	7/31/29	1,877,000	1,818,344	(a)(d)
KazMunayGas National Co. JSC, Senior Notes	4.400%	4/30/23	4,000,000	3,949,360	(b)
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	5,160,000	5,035,494	(a)(d)
KazMunayGas National Co. JSC, Senior Notes	5.750%	4/19/47	4,970,000	4,750,674	(a)(d)
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	5,300,000	5,349,025	(a)(d)
KazTransGas JSC, Senior Notes	4.375%	9/26/27	5,900,000	5,489,437	(a)(d)
Lukoil International Finance BV, Senior Notes	6.656%	6/7/22	3,524,000	3,745,342	(b)(d)
Lukoil International Finance BV, Senior Notes	4.750%	11/2/26	3,500,000	3,393,687	(a)(d)

See Notes to Financial Statements.

16	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
ONGC Videsh Ltd., Senior Notes	4.625%	7/15/24	720,000		$720,256	(b)(d)
Pertamina Persero PT, Senior Notes	5.250%	5/23/21	6,760,000		6,939,336	(a)(d)
Pertamina Persero PT, Senior Notes	4.875%	5/3/22	2,540,000		2,574,643	(a)(d)
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	16,220,000		16,528,180	(d)
Petrobras Global Finance BV, Senior Notes	8.375%	5/23/21	1,000,000		1,089,250	(d)
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	5,600,000		5,765,200	(d)
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	6,000,000		5,565,000	(e)
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	16,800,000		15,073,800	(d)
Petroleos de Venezuela SA, Senior Notes	9.000%	11/17/21	16,630,000		3,143,070	*(b)(f)
Petroleos de Venezuela SA, Senior Notes	6.000%	5/16/24	8,145,000		1,242,113	*(b)(f)
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	10,800,000		10,395,000	(a)(d)
Petroleos Mexicanos, Senior Notes	4.500%	1/23/26	6,000,000		5,187,000	(d)
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	2,561,000		2,495,695	(d)
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	19,060,000		16,734,680	(d)
Petroleos Mexicanos, Senior Notes	6.350%	2/12/48	3,400,000		2,737,000	(d)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	10,270,000		10,403,705	(a)(d)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,388,000		1,406,070	(b)(d)
Ras Laffan Liquefied Natural Gas Co. Ltd. 3, Senior Secured Notes	6.750%	9/30/19	6,218,000		6,336,366	(b)(d)
Reliance Holding USA Inc., Senior Notes	4.500%	10/19/20	6,610,000		6,688,999	(a)(d)
Sinopec Group Overseas Development 2017 Ltd., Senior Notes	4.000%	9/13/47	10,060,000		9,275,139	(b)(d)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,080,000		1,044,900	(b)(d)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	5,420,000		5,243,850	(a)(d)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	3,000,000		2,741,280	(a)(d)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.550%	11/1/28	2,300,000		2,331,625	(a)(d)
Ultrapar International SA, Senior Notes	5.250%	10/6/26	3,190,000		3,110,282	(a)(d)
YPF SA, Senior Notes	8.500%	3/23/21	4,700,000		4,658,875	(a)(d)
YPF SA, Senior Notes	16.500%	5/9/22	78,563,600	ARS	1,362,382	(a)
YPF SA, Senior Notes	16.500%	5/9/22	39,570,000	ARS	693,473	(b)
Total Energy					200,346,374
Financials — 7.7%
Banks — 5.9%
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	2,600,000		2,535,000	(a)(d)
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,110,000		1,120,277	(a)(d)
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/10/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	5,900,000		5,737,750	(a)(c)(d)(g)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	17

Schedule of investments (cont’d)

December 31, 2018

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	5,090,000	$4,900,270	(a)(d)
BBVA Banco Continental SA, Subordinated Notes (5.250% to 9/22/24 then 5 year Treasury Constant Maturity Rate + 2.750%)	5.250%	9/22/29	980,000	998,669	(a)(c)(d)
BBVA Bancomer SA, Subordinated Notes (5.350% to 11/12/24 then 5 year Treasury Constant Maturity Rate + 3.000%)	5.350%	11/12/29	1,350,000	1,248,750	(a)(c)(d)
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	1,890,000	1,866,037	(d)
Itau Unibanco Holding SA, Junior Subordinated Notes (6.500% to 3/19/23 then 5 Year Treasury Constant Maturity Rate + 3.863%)	6.500%	3/19/23	6,970,000	6,605,817	(a)(c)(d)(g)
Russian Agricultural Bank OJSC Via RSHB Capital SA, Subordinated Notes	8.500%	10/16/23	16,770,000	16,874,812	(b)(d)
Shinhan Bank Co., Ltd., Subordinated Notes	3.875%	3/24/26	1,260,000	1,218,170	(a)(d)
TC Ziraat Bankasi AS, Senior Notes	5.125%	9/29/23	10,810,000	9,590,546	(a)
Total Banks				52,696,098
Diversified Financial Services — 1.8%
Banco Nacional de Comercio Exterior SNC, Senior Notes	4.375%	10/14/25	5,760,000	5,515,258	(a)(d)
DAE Funding LLC, Senior Notes	4.500%	8/1/22	4,700,000	4,523,750	(a)(d)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	2,880,000	2,793,600	(a)(d)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	1,000,000	971,250	(a)(d)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	1,980,000	1,915,650	(a)(d)
Total Diversified Financial Services				15,719,508
Total Financials				68,415,606
Industrials — 2.6%
Industrial Conglomerates — 1.3%
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	1,000,000	985,000	(a)(d)
General Electric Co., Senior Notes	3.150%	9/7/22	5,025,000	4,753,081	(d)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	5,220,000	5,300,623	(a)(d)
Total Industrial Conglomerates				11,038,704
Road & Rail — 0.3%
Empresa de Transporte de Pasajeros Metro SA, Senior Notes	5.000%	1/25/47	2,560,000	2,515,225	(a)(d)
Transportation Infrastructure — 1.0%
DP World Ltd., Senior Notes	5.625%	9/25/48	3,400,000	3,209,600	(a)(d)
Pelabuhan Indonesia II PT, Senior Notes	4.250%	5/5/25	6,300,000	5,953,500	(a)(d)
Total Transportation Infrastructure				9,163,100
Total Industrials				22,717,029

See Notes to Financial Statements.

18	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 10.3%
Chemicals — 4.9%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	210,000	$228,795	(b)(d)
Braskem Finance Ltd., Senior Notes	6.450%	2/3/24	2,350,000	2,476,336	(d)
Chandra Asri Petrochemical Tbk PT, Senior Notes	4.950%	11/8/24	2,160,000	1,884,213	(a)(d)
CNAC HK Finbridge Co., Ltd., Senior Notes	4.625%	3/14/23	10,700,000	10,805,887	(b)
CNAC HK Finbridge Co., Ltd., Senior Notes	4.125%	7/19/27	3,950,000	3,742,230	(b)
Equate Petrochemical BV, Senior Notes	3.000%	3/3/22	492,000	476,566	(b)
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	1,300,000	1,262,099	(a)(d)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	2,101,000	2,119,384	(a)(d)
Mexichem SAB de CV, Senior Notes	5.875%	9/17/44	4,960,000	4,483,493	(a)(d)
OCP SA, Senior Notes	5.625%	4/25/24	4,900,000	5,032,677	(a)(d)
OCP SA, Senior Notes	4.500%	10/22/25	5,590,000	5,370,470	(a)(d)
Phosagro OAO Via Phosagro Bond Funding DAC, Senior Notes	3.950%	11/3/21	5,600,000	5,445,160	(a)(d)
Total Chemicals				43,327,310
Construction Materials — 0.3%
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	2,920,000	2,854,943	(a)(d)
Metals & Mining — 4.0%
Corp. Nacional del Cobre de Chile, Senior Notes	3.625%	8/1/27	5,700,000	5,442,645	(a)(d)
Indonesia Asahan Aluminium Persero PT, Senior Notes	5.230%	11/15/21	4,000,000	4,058,252	(a)(d)
Indonesia Asahan Aluminium Persero PT, Senior Notes	5.710%	11/15/23	10,120,000	10,312,695	(a)(d)
Indonesia Asahan Aluminium Persero PT, Senior Notes	6.757%	11/15/48	4,500,000	4,623,894	(a)
Southern Copper Corp., Senior Notes	7.500%	7/27/35	310,000	363,475	(d)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	8,490,000	9,402,242	(d)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,110,000	1,058,461	(d)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	291,000	296,820	(d)
Total Metals & Mining				35,558,484
Paper & Forest Products — 1.1%
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	2,350,000	2,362,775	(a)(d)
Inversiones CMPC SA, Senior Notes	4.375%	5/15/23	2,070,000	2,055,702	(a)(d)
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	5,450,000	5,572,625	(a)(d)
Total Paper & Forest Products				9,991,102
Total Materials				91,731,839
Real Estate — 2.6%
Real Estate Management & Development — 2.6%
China Aoyuan Group Ltd., Senior Secured Notes	7.950%	9/7/21	4,000,000	4,045,524	(b)
China Overseas Finance Cayman III Ltd., Senior Notes	5.375%	10/29/23	2,460,000	2,582,493	(b)(d)
China Overseas Finance Cayman VII Ltd., Senior Notes	4.250%	4/26/23	6,000,000	6,016,368	(b)
Country Garden Holdings Co. Ltd., Senior Secured Notes	4.750%	7/25/22	10,000,000	9,100,560	(b)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	19

Schedule of investments (cont’d)

December 31, 2018

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Real Estate Management & Development — continued
Yuzhou Properties Co., Ltd., Senior Secured Notes	6.000%	10/25/23	2,000,000		$1,711,018	(b)(d)
Total Real Estate					23,455,963
Utilities — 5.1%
Electric Utilities — 4.1%
Abu Dhabi National Energy Co. PJSC, Senior Notes	4.875%	4/23/30	5,100,000		5,122,440	(a)(d)
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	2,340,000		2,290,275	(a)(d)
Enel Chile SA, Senior Notes	4.875%	6/12/28	5,150,000		5,150,000	(d)
Eskom Holdings SOC Ltd.	6.350%	8/10/28	5,000,000		4,829,680	(b)
Kallpa Generacion SA, Senior Notes	4.875%	5/24/26	2,270,000		2,215,861	(b)(d)
Pampa Energia SA, Senior Notes	7.375%	7/21/23	1,490,000		1,345,768	(b)(d)
Pampa Energia SA, Senior Notes	7.500%	1/24/27	4,950,000		4,171,365	(a)(d)
Perusahaan Listrik Negara PT, Senior Notes	5.450%	5/21/28	4,810,000		4,880,393	(a)(d)
Perusahaan Listrik Negara PT, Senior Notes	5.250%	5/15/47	7,810,000		7,024,272	(b)(d)
Total Electric Utilities					37,030,054
Independent Power and Renewable Electricity Producers — 0.7%
Enel Generacion Chile SA, Senior Notes	4.250%	4/15/24	500,000		492,774	(d)
Minejesa Capital BV, Senior Secured Notes	5.625%	8/10/37	3,100,000		2,728,260	(a)(d)
Three Gorges Finance I Cayman Islands Ltd., Senior Notes	3.700%	6/10/25	2,890,000		2,854,785	(a)(d)
Total Independent Power and Renewable Electricity Producers					6,075,819
Multi-Utilities — 0.3%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	2,590,000		2,641,800	(a)(d)
Total Utilities					45,747,673
Total Corporate Bonds & Notes (Cost — $499,149,758)					482,995,356
Non-U.S. Treasury Inflation Protected Securities — 0.2%
Argentina — 0.2%
Bonos de la Nacion Argentina con Ajuste por CER, Bonds (Cost — $3,572,259)	4.000%	3/6/20	79,861,268	ARS	1,848,599

See Notes to Financial Statements.

20	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Counterparty	Expiration Date	Contracts	Notional Amount†		Value
Purchased Options — 0.1%
OTC Purchased Options — 0.1%
Euro/U.S. Dollar, Put @ $1.15	JPMorgan Chase & Co.	10/21/19	16,000,000	16,000,000		$344,200
U.S. Dollar/Indian Rupee, Put @ 73.00 INR	JPMorgan Chase & Co.	1/11/19	9,200,000	9,200,000		441,948
Total Purchased Options (Cost — $389,928)						786,148
Total Investments before Short-Term Investments (Cost — $1,275,773,659)						1,215,052,332

		Rate	Maturity Date	Face Amount†
Short-Term Investments — 3.4%
Sovereign Bonds — 2.5%
Egypt Treasury Bills		18.830%	4/23/19	157,200,000	EGP	8,320,725	(h)
Egypt Treasury Bills		18.780%	10/1/19	286,425,000	EGP	14,054,192	(h)
Total Sovereign Bonds (Cost — $22,296,793)						22,374,917

				Shares
Money Market Funds — 0.9%
Dreyfus Government Cash Management, Institutional Shares (Cost — $7,967,032)		2.471%		7,967,032		7,967,032
Total Short-Term Investments (Cost — $30,263,825)						30,341,949
Total Investments — 139.4% (Cost — $1,306,037,484)						1,245,394,281
Liabilities in Excess of Other Assets — (39.4)%						(352,082,764)
Total Net Assets — 100.0%						$893,311,517

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (Note 5).

(e)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(f)	The coupon payment on these securities is currently in default as of December 31, 2018.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Rate shown represents yield-to-maturity.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	21

Schedule of investments (cont’d)

December 31, 2018

Western Asset Emerging Markets Debt Fund Inc.

Abbreviations used in this schedule:

ARS	— Argentine Peso

BRL	— Brazilian Real

CER	— Coeficente de Establilzacion de Referencia

EGP	— Egyptian Pound

EUR	— Euro

GHS	— Ghanaian Cedi

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JSC	— Joint Stock Company

MXN	— Mexican Peso

OJSC	— Open Joint Stock Company

PJSC	— Private Joint Stock Company

RUB	— Russian Ruble

UYU	— Uruguayan Peso

Schedule of Written Options
OTC Written Options
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
Euro/U.S. Dollar, Call	JPMorgan Chase & Co.	10/21/19	$1.22		16,000,000	16,000,000	$225,757
U.S. Dollar/Indian Rupee, Call	JPMorgan Chase & Co.	1/11/19	78.00	INR	9,200,000	9,200,000	1
U.S. Dollar/Russian Ruble, Put	Barclays Bank PLC	3/13/19	67.00	RUB	4,500,000	4,500,000	28,693
Total OTC Written Options (Premiums received — $524,963)							$254,451

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviations used in this schedule:

INR	— Indian Rupee

RUB	— Russian Ruble

At December 31, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	1,423	3/19	$169,525,823	$173,628,242	$(4,102,419)

At December 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	11,107,831	RUB	733,339,000	Bank of America N.A.	1/15/19	$605,404
ARS	154,587,000	USD	3,821,681	Barclays Bank PLC	1/15/19	195,383
ARS	41,978,000	USD	1,297,620	Citibank N.A.	1/15/19	(206,789)
ARS	131,876,000	USD	4,023,063	Citibank N.A.	1/15/19	(596,162)
BRL	30,703,149	USD	8,087,225	Citibank N.A.	1/15/19	(173,600)

See Notes to Financial Statements.

22	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	44,920,000	USD	12,047,417	Citibank N.A.	1/15/19	$(469,451)
MXN	191,714,000	USD	9,313,286	Citibank N.A.	1/15/19	420,316
USD	7,560,489	ARS	249,874,150	Citibank N.A.	1/15/19	1,067,313
USD	7,831,037	ARS	258,854,947	Citibank N.A.	1/15/19	1,104,489
USD	16,671,984	BRL	66,139,429	Citibank N.A.	1/15/19	(375,212)
USD	4,110,993	MXN	85,077,000	Citibank N.A.	1/15/19	(208,491)
USD	5,599,212	MXN	106,637,000	Citibank N.A.	1/15/19	185,095
USD	9,270,276	MXN	187,000,000	Citibank N.A.	1/15/19	(223,990)
BRL	27,972,000	USD	7,281,910	JPMorgan Chase & Co.	1/15/19	(72,229)
IDR	70,310,000,000	USD	4,561,142	JPMorgan Chase & Co.	1/15/19	320,763
USD	9,447,064	BRL	37,455,720	JPMorgan Chase & Co.	1/15/19	(207,011)
USD	17,668,656	IDR	276,337,785,494	JPMorgan Chase & Co.	1/15/19	(1,518,581)
USD	1,865,168	EUR	1,600,000	Citibank N.A.	1/18/19	29,154
USD	3,157,114	EUR	2,700,000	JPMorgan Chase & Co.	1/18/19	58,840
SAR	78,665,000	USD	20,977,333	Bank of America N.A.	2/14/19	(11,182)
USD	20,938,862	SAR	78,665,000	Bank of America N.A.	2/14/19	(27,290)
USD	5,810	ARS	236,000	Barclays Bank PLC	2/15/19	(75)
USD	2,471,733	UYU	82,506,440	Citibank N.A.	2/15/19	(73,584)
USD	20,950,517	SAR	78,665,000	Bank of America N.A.	11/14/19	28,920
Total						$(147,970)

Abbreviations used in this table:

ARS	— Argentine Peso

BRL	— Brazilian Real

EUR	— Euro

IDR	— Indonesian Rupiah

MXN	— Mexican Peso

RUB	— Russian Ruble

SAR	— Saudi Arabian Riyal

USD	— United States Dollar

UYU	— Uruguayan Peso

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	23

Schedule of investments (cont’d)

December 31, 2018

Western Asset Emerging Markets Debt Fund Inc.

At December 31, 2018, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2018[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Bank PLC (Republic of Korea, 7.125%, due 4/16/19)	$11,200,000	12/20/22	0.294%	1.000% quarterly	$(299,078)	$(122,954)	$(176,124)
Barclays Bank PLC (Saudi Government International Bond, 2.375%, due 10/26/21)	21,000,000	12/20/22	0.887%	1.000% quarterly	(89,089)	23,311	(112,400)
Total	$32,200,000				$(388,167)	$(99,643)	$(288,524)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

At December 31, 2018, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Barclays Bank PLC	2.650%	10/1/2018	TBD**	$4,131,250	Sovereign Bonds	$4,705,589
Barclays Bank PLC	2.650%	10/17/2018	TBD**	36,472,500	Sovereign Bonds	39,163,600
Barclays Bank PLC	2.650%	11/19/2018	TBD**	3,164,018	Sovereign Bonds	3,725,258
Barclays Bank PLC	2.650%	11/20/2018	TBD**	4,746,716	Sovereign Bonds	5,685,920
Credit Suisse	3.000%	12/21/2018	TBD**	7,128,000	Sovereign Bonds	8,336,790
Credit Suisse	3.100%	12/21/2018	TBD**	15,881,250	Sovereign Bonds	18,290,921
Credit Suisse	3.200%	12/21/2018	TBD**	8,925,000	Sovereign Bonds	10,399,162
Credit Suisse	3.300%	12/21/2018	TBD**	4,575,000	Corporate Bonds & Notes	5,565,000
				$85,023,734		$95,872,240

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

See Notes to Financial Statements.

24	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

**

TBD-To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

Summary of Investments by Country* (unaudited)
Indonesia	11.1%
Argentina	7.6
Russia	6.7
Peru	6.5
Brazil	6.3
Mexico	6.1
China	4.7
Colombia	4.6
Kazakhstan	2.8
Turkey	2.3
Ecuador	2.2
Poland	2.2
United Arab Emirates	1.7
Uruguay	1.7
Ghana	1.7
Chile	1.7
Nigeria	1.6
Ukraine	1.4
Qatar	1.4
Sri Lanka	1.4
Senegal	1.3
Malaysia	1.2
Dominican Republic	1.1
South Africa	1.1
Hungary	1.1
Egypt	1.1
Netherlands	1.0
Venezuela	1.0
Lebanon	0.9
Vietnam	0.8
Angola	0.8
Morocco	0.8
Croatia	0.8
Costa Rica	0.7
Oman	0.6
India	0.6

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	25

Schedule of investments (cont’d)

December 31, 2018

Western Asset Emerging Markets Debt Fund Inc.

Summary of Investments by Country* (unaudited) (cont’d)
Ivory Coast	0.5%
Lithuania	0.5
El Salvador	0.5
Guatemala	0.5
Jamaica	0.4
United States	0.4
Belarus	0.4
Romania	0.4
Kenya	0.4
Philippines	0.4
Honduras	0.4
Armenia	0.3
Paraguay	0.3
Jordan	0.3
Ireland	0.2
Georgia	0.2
Macau	0.2
Ethiopia	0.2
United Kingdom	0.1
Kuwait	0.1
Panama	0.1
South Korea	0.1
Hong Kong	0.1
Short-Term Investments	2.4
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of December 31, 2018 and are subject to change.

See Notes to Financial Statements.

26	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

Statement of assets and liabilities

December 31, 2018

Assets:
Investments, at value (Cost — $1,306,037,484)	$1,245,394,281
Cash	5,110,243
Foreign currency, at value (Cost — $1,580,177)	1,585,420
Interest receivable	21,583,497
Unrealized appreciation on forward foreign currency contracts	4,015,677
Deposits with brokers for OTC derivatives	1,450,000
Deposits with brokers for open futures contracts	1,660,611
Prepaid expenses	13,972
Other receivable	84,000
Total Assets	1,280,897,701

Liabilities:
Loan payable (Note 5)	295,000,000
Payable for open reverse repurchase agreements (Note 3)	85,023,734
Unrealized depreciation on forward foreign currency contracts	4,163,647
Investment management fee payable	901,144
Interest payable	612,719
Payable to broker — variation margin on open futures contracts	555,862
OTC swaps, at value (net premiums received — $99,643)	388,167
Deposits from brokers for reverse repurchase agreements	388,000
Written options, at value (premiums received — $524,963)	254,451
Directors’ fees payable	40,683
Payable for open OTC swap contracts	10,733
Accrued expenses	247,044
Total Liabilities	387,586,184
Total Net Assets	$893,311,517

Net Assets:
Par value ($0.001 par value; 60,746,012 shares issued and outstanding; 100,000,000 shares authorized)	$60,746
Paid-in capital in excess of par value	1,110,765,020
Total distributable earnings (loss)	(217,514,249)
Total Net Assets	$893,311,517

Shares Outstanding	60,746,012

Net Asset Value	$14.71

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	27

Statement of operations

For the Year Ended December 31, 2018

Investment Income:
Interest	$87,709,992
Less: Foreign taxes withheld	(752,344)
Total Investment Income	86,957,648

Expenses:
Investment management fee (Note 2)	11,502,157
Interest expense (Notes 3 and 5)	10,565,825
Directors’ fees	268,142
Transfer agent fees	264,710
Legal fees	118,775
Fund accounting fees	81,789
Custody fees	81,211
Audit and tax fees	78,334
Shareholder reports	37,846
Stock exchange listing fees	31,131
Insurance	14,207
Miscellaneous expenses	20,366
Total Expenses	23,064,493
Less: Fee waivers and/or expense reimbursements (Note 2)	(392,347)
Net Expenses	22,672,146
Net Investment Income	64,285,502

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(28,207,187)
Futures contracts	4,770,020
Written options	647,153
Swap contracts	(1,557,491)
Forward foreign currency contracts	3,802,447
Foreign currency transactions	(1,960,231)
Net Realized Loss	(22,505,289)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(140,386,473)	†
Futures contracts	(4,661,045)
Written options	270,512
Swap contracts	778,539
Forward foreign currency contracts	(159,005)
Foreign currencies	85,772
Change in Net Unrealized Appreciation (Depreciation)	(144,071,700)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(166,576,989)
Decrease in Net Assets From Operations	$(102,291,487)

†	Net of change in accrued foreign capital gains tax of $(101,848).

See Notes to Financial Statements.

28	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2018	2017

Operations:
Net investment income	$64,285,502	$71,332,907
Net realized loss	(22,505,289)	(6,738,680)
Change in net unrealized appreciation (depreciation)	(144,071,700)	38,801,244
Increase (Decrease) in Net Assets From Operations	(102,291,487)	103,395,471

Distributions to Shareholders From (Note 1):
Total distributable earnings(a)	(65,093,198)	(68,461,427)
Return of capital	(7,802,017)	(5,041,248)
Decrease in Net Assets From Distributions to Shareholders	(72,895,215)	(73,502,675)
Increase (Decrease) in Net Assets	(175,186,702)	29,892,796

Net Assets:
Beginning of year	1,068,498,219	1,038,605,423
End of year(b)	$893,311,517	$1,068,498,219

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 9. For the year ended December 31, 2017, distributions from net investment income were $68,461,427.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 9. For the year ended December 31, 2017, end of year net assets included overdistributed net investment income of $(825,964).

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	29

Statement of cash flows

For the Year Ended December 31, 2018

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets resulting from operations	$(102,291,487)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(553,928,652)
Sales of portfolio securities	553,070,039
Net purchases, sales and maturities of short-term investments	(11,954,817)
Net amortization of premium (accretion of discount)	(6,209,811)
Decrease in interest receivable	2,849,388
Decrease in prepaid expenses	697
Increase in other receivable	(84,000)
Decrease in principal paydown receivable	56,000
Decrease in net premiums received for OTC swap contracts	(25,100)
Decrease in payable for securities purchased	(7,607,861)
Decrease in investment management fee payable	(100,745)
Increase in Directors’ fees payable	3,714
Increase in interest payable	255,906
Increase in accrued expenses	39,050
Increase in premiums received from written options	524,963
Increase in payable to broker — variation margin on open futures contracts	355,987
Net realized loss on investments	28,207,187
Change in net unrealized appreciation (depreciation) of investments, written options, OTC swap contracts and forward foreign currency contracts	139,496,427
Net Cash Provided by Operating Activities*	42,656,885

Cash Flows From Financing Activities:
Distributions paid on common stock	(72,895,215)
Increase in payable for reverse repurchase agreements	28,284,984
Net Cash Used in Financing Activities	(44,610,231)
Net Decrease in Cash and Restricted Cash	(1,953,346)
Cash and restricted cash at beginning of year	11,759,620
Cash and restricted cash at end of year	$9,806,274

*	Included in operating expenses is cash of $10,309,919 paid for interest on borrowings.

The following table provides a reconciliation of cash and restricted cash reported with the Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Statement of Cash Flows.

December 31, 2018
Cash	$6,695,663
Restricted cash	3,110,611
Total cash and restricted cash shown in the Statement of Cash Flows	$9,806,274

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.

See Notes to Financial Statements.

30	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31:
	2018[1]	2017[1]	2016[1]	2015[1]	2014[1]

Net asset value, beginning of year	$17.59	$17.10	$16.37	$18.16	$19.11

Income (loss) from operations:
Net investment income	1.06	1.17	1.01	1.05	1.15
Net realized and unrealized gain (loss)	(2.74)	0.53	0.98	(1.53)	(0.68)
Total income (loss) from operations	(1.68)	1.70	1.99	(0.48)	0.47

Less distributions from:
Net investment income	(1.07)	(1.13)	(0.98)	(1.15)	(1.37)
Net realized gains	—	—	—	—	(0.05)
Return of capital	(0.13)	(0.08)	(0.28)	(0.16)	—
Total distributions	(1.20)	(1.21)	(1.26)	(1.31)	(1.42)

Net asset value, end of year	$14.71	$17.59	$17.10	$16.37	$18.16

Market price, end of year	$12.29	$15.55	$14.71	$13.73	$15.76
Total return, based on NAV[2,3]	(9.78)%	10.17%	12.44%	(2.83)%	2.25%
Total return, based on Market Price[4]	(13.68)%	14.22%	16.56%	(4.89)%	(0.60)%

Net assets, end of year (millions)	$893	$1,068	$1,039	$504	$559

Ratios to average net assets:
Gross expenses	2.39%	1.83%[5]	1.60%[5]	1.33%	1.25%
Net expenses	2.35 [6]	1.79 [5,6]	1.59 [5,6]	1.33	1.25
Net investment income	6.66	6.66	5.92	5.97	5.91

Portfolio turnover rate	42%	33%	30%	37%	35%

Supplemental data:
Loan Outstanding, End of Year (000s)	$295,000	$295,000	$295,000	$101,780	$102,180
Asset Coverage Ratio for Loan Outstanding[7]	403%	462%	452%	595%	647%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[7]	$4,028	$4,622	$4,521	$5,953	$6,472 [8]
Weighted Average Loan (000s)	$295,000	$295,000	$135,366	$98,076	$75,780
Weighted Average Interest Rate on Loan	2.82%	1.89%	1.29%	0.96%	0.91%

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	31

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.82% and 1.78%, respectively, for the year ended December 31, 2017 and would both have been 1.52% for the year ended December 31, 2016.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[8]	Added to conform to current period presentation.

See Notes to Financial Statements.

32	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) was incorporated in Maryland on April 16, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek high current income and the Fund’s secondary objective is to seek capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to sup-ply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been pur-chased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the super-vision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	33

Notes to financial statements (cont’d)

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Commit-tee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

34	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$729,422,229	—	$729,422,229
Corporate bonds & notes	—	482,995,356	—	482,995,356
Non-U.S. Treasury inflation protected securities	—	1,848,599	—	1,848,599
OTC purchased options	—	786,148	—	786,148
Total long-term investments	—	1,215,052,332	—	1,215,052,332
Short-term investments†:
Sovereign bonds	—	22,374,917	—	22,374,917
Money market funds	$7,967,032	—	—	7,967,032
Total short-term investments	7,967,032	22,374,917	—	30,341,949
Total investments	$7,967,032	$1,237,427,249	—	$1,245,394,281
Other financial instruments:
Forward foreign currency contracts	—	4,015,677	—	4,015,677
Total	$7,967,032	$1,241,442,926	—	$1,249,409,958

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
OTC written options	—	$254,451	—	$254,451
Futures contracts	$4,102,419	—	—	4,102,419
Forward foreign currency contracts	—	4,163,647	—	4,163,647
OTC credit default swaps on sovereign issues — buy protection‡	—	388,167	—	388,167
Total	$4,102,419	$4,806,265	—	$8,908,684

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	35

Notes to financial statements (cont’d)

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the con-tract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to

36	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counter-party in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its expo-sure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to inter-face with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	37

Notes to financial statements (cont’d)

realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2018, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2018, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap pro-vided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the

38	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	39

Notes to financial statements (cont’d)

to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(h) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be rein-vested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market

40	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	41

Notes to financial statements (cont’d)

offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2018, the Fund held forward foreign currency contracts, OTC written options and OTC credit default swaps with credit related contingent features which had a liability position of $4,806,265. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2018, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,450,000, which could be used to reduce the required payment.

At December 31, 2018, the Fund held non-cash collateral from Bank of America N.A. and Citibank N.A. in the amounts of $609,888 and $386,286, respectively. These amounts can be used to reduce the Fund’s exposure to the counterparty in the event of default.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for

42	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). Shareholders will be informed of the tax characteristics of the distributions after the close of the 2018 fiscal year. The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of the securities

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	43

Notes to financial statements (cont’d)

issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of December 31, 2018, there were no capital gains tax liabilities accured on unrealized gains.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$4,199	$(4,199)

(a)	Reclassifications are due to book/tax differences in the treatment of distributions related to prior year.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) are the Fund’s subadvisers. LMPFA , Western Asset, Western Asset Limited and Western Asset Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock. LMPFA implemented a voluntary investment management fee waiver equal to 0.03% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings effective December 19, 2016 through December 18, 2018.

During the year ended December 31, 2018, fees waived and/or expenses reimbursed amounted to $392,347.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Asset Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited and Western Asset Singapore do not receive any compensation from the Fund and are compensated by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Asset Singapore a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

44	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$553,928,652
Sales	553,070,039

At December 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,312,676,886	$33,669,604	$(100,952,209)	$(67,282,605)
Swap contracts	(99,643)	—	(288,524)	(288,524)
Written options	(524,963)	270,512	—	270,512
Futures contracts	—	—	(4,102,419)	(4,102,419)
Forward foreign currency contracts	—	4,015,677	(4,163,647)	(147,970)

Transactions in reverse repurchase agreements for the Fund during the year ended December 31, 2018 were as follows:

Average Daily Balance*	Weighted Average Interest Rate	Maximum Amount Outstanding
$91,173,498	2.48%	$147,837,775

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.75% to 3.30% during the year ended December 31, 2018. Interest expense incurred on reverse repurchase agreements totaled $2,258,958.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2018.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Purchased options[2]	$786,148
Forward foreign currency contracts	4,015,677
Total	$4,801,825

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	45

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	—	$254,451	—	$254,451
Futures contracts[3]	$4,102,419	—	—	4,102,419
OTC swap contracts[4]	—	—	$388,167	388,167
Forward foreign currency contracts	—	4,163,647	—	4,163,647
Total	$4,102,419	$4,418,098	$388,167	$8,908,684

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(93,784)	$(133,498)	—	$(227,282)
Written options	—	647,153	—	647,153
Futures contracts	4,770,020	—	—	4,770,020
Swap contracts	(1,256,118)	—	$(301,373)	(1,557,491)
Forward foreign currency contracts	—	3,802,447	—	3,802,447
Total	$3,420,118	$4,316,102	$(301,373)	$7,434,847

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$396,220	—	$396,220
Written options	—	270,512	—	270,512
Futures contracts	$(4,661,045)	—	—	(4,661,045)
Swap contracts	864,839	—	$(86,300)	778,539
Forward foreign currency contracts	—	(159,005)	—	(159,005)
Total	$(3,796,206)	$507,727	$(86,300)	$(3,374,779)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

46	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

During the year ended December 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$285,310
Written options	186,147
Futures contracts (to sell)	165,324,499
Forward foreign currency contracts (to buy)	106,039,245
Forward foreign currency contracts (to sell)	144,216,556

Average Notional Balance
Interest rate swap contracts†	$63,249,610
Credit default swap contracts (to buy protection)	32,200,000

†	At December 31, 2018, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	$634,324	$(38,472)	$595,852	$(609,888)	$(14,036)
Barclays Bank PLC	195,383	(416,935)	(221,552)	416,935	195,383
Citibank N.A.	2,806,367	(2,327,279)	479,088	(386,286)	92,802
JPMorgan Chase & Co.	1,165,751	(2,023,579)	(857,828)	880,000	22,172
Total	$4,801,825	$(4,806,265)	$(4,440)	$300,761	$296,321

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC, which permits the Fund to borrow up to $395,000,000, subject to approval by Pershing LLC, and renews daily for a 180-day term unless notice to the contrary is given to the Fund. Prior to March 28, 2018, the credit agreement permitted the Fund to borrow up to $295,000,000. The interest on the loan outstanding, if any, is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s credit agreement contains customary covenants that, among other things,

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	47

Notes to financial statements (cont’d)

may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the year ended December 31, 2018 was $8,306,148. For the the year ended December 31, 2018, the Fund did not incur any commitment fee. At December 31, 2018, the Fund had $295,000,000 of borrowings outstanding per this credit agreement. For the year ended December 31, 2018, the average daily loan balance was $295,000,000 and weighted average interest rate was 2.82%.

6. Distributions subsequent to December 31, 2018

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
1/18/2019	2/1/2019	$0.1000
2/15/2019	3/1/2019	$0.1000
3/22/2019	4/1/2019	$0.1000
4/18/2019	5/1/2019	$0.1000
5/24/2019	6/3/2019	$0.1000

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended December 31, 2018, the Fund did not repurchase any shares.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$65,093,198	$68,461,427
Tax return of capital	7,802,017	5,041,248
Total distributions paid	$72,895,215	$73,502,675

48	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

As of December 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(146,858,635)
Other book/tax temporary differences(a)	928,796
Unrealized appreciation (depreciation)(b)	(71,584,410)
Total accumulated earnings (losses) — net	$(217,514,249)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Recent accounting pronouncements

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board Accounting Standards Update 2016-18 (“ASU 2016-18”), Statement of Cash Flows (Topic 230) — Restricted Cash. ASU 2016-18 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Prior to the issuance of ASU 2016-18, GAAP did not include specific guidance on the cash flow classification and presentation of changes in restricted cash or restricted cash equivalents. Upon evaluation, the Fund has concluded that ASU 2016-18 does not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	49

Notes to financial statements (cont’d)

without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

50	Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report

Report of independent registered public accounting firm

To the Board of Directors and

Shareholders of Western Asset Emerging Markets Debt Fund Inc.

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) as of December 31, 2018, the related statements of operations and cash flows for the year ended December 31, 2018 and the statement of changes in net assets and the financial highlights for each of the two years in the period ended December 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for each of the periods ended on or prior to December 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

Western Asset Emerging Markets Debt Fund Inc. 2018 Annual Report	51

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Emerging Markets Debt Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 7 and 8, 2018, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

At a meeting held by conference call on October 31, 2018, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or the Sub-Adviser participated in this meeting. The discussion below reflects all of these reviews.

52	Western Asset Emerging Markets Debt Fund Inc.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment

Western Asset Emerging Markets Debt Fund Inc.	53

Board approval of management and subadvisory agreements (unaudited) (cont’d)

sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps Western Asset to provide portfolio management services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged and non-leveraged emerging markets hard currency debt closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of four funds, including the Fund, for each of the 1-, 3- and 5- year periods ended June 30, 2018 and two funds, including the Fund, for the 10-year period ended such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that among the funds in the Performance Universe, the Fund’s performance was ranked first (first being best in these performance rankings) for the 1- year period ended June 30, 2018; was ranked third for the 3-year period ended such date; and was ranked first for each of the 5-and the 10-year periods ended such date. The Fund’s performance was better than the median performance for the Performance Universe for each of the 1-, 5- and 10-year periods ended June 30, 2018 but was worse than the Performance Universe median for the 3- year period ended such date. The Manager noted that the small number of funds and the widely varying strategies employed by the Performance Universe Funds in the Performance Universe made meaningful performance comparisons difficult. In addition to the Fund’s

54	Western Asset Emerging Markets Debt Fund Inc.

performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark. On a net asset value basis, the Fund underperformed its benchmark for each of the 1-, 3-, and 5-year periods ended June 30, 2018.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fee payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset is paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and three other leveraged emerging markets hard currency debt closed-end funds, as classified by Broadridge. The four funds in the Expense Universe had average net common share assets ranging from $145.6 million to the Fund’s $1.071 billion.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that each of the Fund’s expense components — the Management Fee on a contractual basis; the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) compared on the basis of common share assets only; the Fund’s actual Management Fee compared on the basis of common share and leveraged assets; the Fund’s actual total expenses compared on the basis of common share assets only; and the

Western Asset Emerging Markets Debt Fund Inc.	55

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund’s actual total expenses compared on the basis of common share and leveraged assets — ranked first among the Funds in the Expense Universe. First is lowest and therefore best in these expense component comparisons. Each of the Fund’s foregoing expense components also was better (i.e., lower) than the Expense group median for that expense component. The Manager noted that the small number and varying sizes of funds in the Expense Universe made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2018 and March 31, 2017. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of

56	Western Asset Emerging Markets Debt Fund Inc.

the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by three percent during the period covered by the analysis but remained at a level that the Board, under the circumstances, did not consider to be excessive in light of judicial guidance and the nature, extent, and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors.

The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

Western Asset Emerging Markets Debt Fund Inc.	57

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†:

Robert D. Agdern

Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	23
Other board memberships held by Director during past five years	None

Carol L. Colman

Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	23
Other board memberships held by Director during past five years	None

58	Western Asset Emerging Markets Debt Fund Inc.

Independent Directors† cont’d

Daniel P. Cronin

Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	23
Other board memberships held by Director during past five years	None

Paolo M. Cucchi

Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	23
Other board memberships held by Director during past five years	None

William R. Hutchinson

Year of birth	1942
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	23
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Western Asset Emerging Markets Debt Fund Inc.	59

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† cont’d

Eileen A. Kamerick

Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	National Association of Corporate Directors Board Leadership Fellow and financial expert; The University of Chicago Law School (since 2018); Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	23
Other board memberships held by Director during past five years	Trustee of AIG Funds and Anchor Series Trust (since 2018); Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Nisha Kumar[2]

Year of birth	1970
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during past five years	Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group, LP (since 2011); formerly, Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. (2011); Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. (2007 to 2009). Member of the Council on Foreign Relations.
Number of portfolios in fund complex overseen by Director (including the Fund)	23
Other board memberships held by Director during past five years	Director of the India Fund, Inc. (since 2016); GB Flow Investment LLC; EDAC Technologies Corp.; Nordco Holdings, LLC; and SEKO Global Logistics Network, LLC; formerly, Director of Aberdeen Income Credit Strategies Fund (2017 to 2018); Director of The Asia Tigers Fund, Inc. (2016 to 2018)

60	Western Asset Emerging Markets Debt Fund Inc.

Interested Director and Officer:

Jane Trust, CFA[3]

Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	137
Other board memberships held by Director during past five years	None

Additional Officers:

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202

Year of birth	1969
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2017
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Western Asset Emerging Markets Debt Fund Inc.	61

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) held with Fund	Assistant Secretary
Term of office and length of time served[1]	Since 2006
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

62	Western Asset Emerging Markets Debt Fund Inc.

Additional Officers cont’d

Jennifer S. Berg Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1973
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2018
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2014); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2018); formerly, Vice President of Legg Mason & Co. (2011 to 2014)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2021, year 2019 and year 2020, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Effective January 1, 2019, Ms. Kumar became a Director.

[3]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

Western Asset Emerging Markets Debt Fund Inc.	63

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

64	Western Asset Emerging Markets Debt Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Emerging Markets Debt Fund Inc.	65

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the

66	Western Asset Emerging Markets Debt Fund Inc.

Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Emerging Markets Debt Fund Inc.	67

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2018:

Record date	Monthly
Payable date	January 2018 – December 2018
Tax return of capital	10.70%

Please retain this information for your records.

68	Western Asset Emerging Markets Debt Fund Inc.

Western Asset

Emerging Markets Debt Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar*

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2019, Ms. Kumar became a Director.

Western Asset Emerging Markets Debt Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC**

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon (“BNY”)†

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

**	Prior to May 2, 2018, known as Western Asset Management Company
†	Effective May 7, 2018, BNY became custodian.

Independent registered public accounting firm

Pricewaterhouse Coopers LLP

Baltimore, MD 21202

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

EMD

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Emerging Markets Debt Fund Inc.

Western Asset Emerging Markets Debt Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Debt Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WAS0020 2/19 SR19-3564

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2017 and December 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $93,600 in December 31, 2017 and $124,778 in December 31, 2018.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2017 and $0 in December 31, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,000 in December 31, 2017 and $0 in December 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Emerging Markets Debt Fund Inc. were $0 in December 31, 2017 and $3,000 in December 31, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Emerging Markets Debt Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Emerging Markets Debt Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2017 and December 31, 2018; Tax Fees were 100% and 100% for December 31, 2017 and December 31, 2018; and Other Fees were 100% and 100% for December 31, 2017 and December 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Emerging Markets Debt Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Emerging Markets Debt Fund Inc. during the reporting period were $160,000 in December 31, 2017 and $678,000 in December 31, 2018.

(h) Yes. Western Asset Emerging Markets Debt Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Emerging Markets Debt Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb*

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar**

Dr. Riordan Roett*

*	Messrs. Gelb and Roett retired as Board and Audit Committee members as of December 31, 2018.
**	Effective January 1, 2019, Ms. Kumar became a Director and Audit Committee member.

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)- 6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

4.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering, and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.

Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

c.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Western Asset Management Company Limited

Proxy Voting and Corporate Actions Policy

NOTE: Below policy relating to Proxy Voting and Corporate Actions is a global policy for all Western Asset affiliates. As compliance with the Policy is monitored by Western Asset Pasadena affiliate, the Policy has been adopted from US Compliance Manual and therefore all defined terms are those defined in the US Compliance Manual rather than UK Compliance Manual.

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

RESPONSIBILITY AND OVERSIGHT

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

Proxies are reviewed to determine accounts impacted.

Impacted accounts are checked to confirm Western Asset voting authority.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

A copy of Western Asset’s policies and procedures.

Copies of proxy statements received regarding client securities.

A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

•	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

DISCLOSURE

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICT OF INTEREST

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

VOTING GUIDELINES

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

BOARD APPROVAL PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

Matters relating to the Board of Directors – Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

Votes are cast on a case-by-case basis in contested elections of directors.

Matters relating to Executive Compensation – Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by- case basis on board-approved proposals relating to executive compensation, except as follows:

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters relating to Capitalization – The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board- approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

Western Asset votes for proposals relating to the authorization of additional common stock;

Western Asset votes for proposals to effect stock splits (excluding reverse stock splits);

Western Asset votes for proposals authorizing share repurchase programs;

Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions;

Western Asset votes these issues on a case-by-case basis on board-approved transactions;

Matters relating to Anti-Takeover Measures – Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans;

Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters – Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws;

Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans;

Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals;

Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

VOTING SHARES OF INVESTMENT COMPANIES

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios;

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

VOTING SHARES OF FOREIGN ISSUERS

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management;

Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees;

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated;

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary.

Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

CORPORATE ACTIONS

Western Asset must pay strict attention to any corporate actions that are taken with respect to issuers whose securities are held in client accounts. For example, Western Asset must review any tender offers, rights offerings, etc., made in connection with securities owned by clients. Western Asset must also act in a timely manner and in the best interest of each client with respect to any such corporate actions.

Western Asset Management Company Ltd (“WAMJ”) Proxy Voting Policies and Procedures

POLICY

As a fixed income only manager, the occasion to vote proxies for WAMJ is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMJ will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The WAMJ Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority, WAMJ will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if WAMJ becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If WAMJ personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm WAMJ voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and WAMJ obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle), WAMJ seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, WAMJ may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

WAMJ personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

WAMJ maintains records of proxies. These records include:

a.	A copy of WAMJ’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by WAMJ that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and WAMJ’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in WAMJ’s offices.

Disclosure

WAMJ’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

WAMJ’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

1b.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, WAMJ generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

WAMJ votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

WAMJ generally favors compensation programs that relate executive compensation to a company’s long- term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for stock option plans that will result in a minimal annual dilution.

b.	WAMJ votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	WAMJ votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, WAMJ votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where WAMJ is otherwise withholding votes for the entire board of directors.

a.	WAMJ votes for proposals relating to the authorization of additional common stock.

b.	WAMJ votes for proposals to effect stock splits (excluding reverse stock splits).

c.	WAMJ votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions WAMJ votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

WAMJ votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	WAMJ votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	WAMJ votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

WAMJ votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	WAMJ votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	WAMJ votes against authorization to transact other unidentified, substantive business at the meeting.

2b.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. WAMJ votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	WAMJ votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	WAMJ votes for shareholder proposals that are consistent with WAMJ’s proxy voting guidelines for board-approved proposals.

c.	WAMJ votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

3b.	Voting Shares of Investment Companies

WAMJ may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•

WAMJ votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

WAMJ votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

4b.	Voting Shares of Foreign Issuers

In the event WAMJ is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	WAMJ votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	WAMJ votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

WAMJ votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

WAMJ votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Western Asset Management Company Pte. Ltd. (“WAMS”)

Compliance Policies and Procedures

Proxy Voting

WAMS has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the applicable laws and regulations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMS will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering  and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research and portfolio managers are determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipients for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded to their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. [See conflicts of interest section of these procedures for further information on determining material conflicts of interest.]

4.

If a material conflict of interest exists, (4.1) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (4.2) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (4) or (5) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL

Bulletin 94-2. These records include:

•	A copy of Western Asset’s policies and procedures.

•	Copies of proxy statements received regarding client securities.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

•	A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

Whether the vote was cast for or against the recommendation of the issuer’s management team. Records are maintained in an easily accessible plan for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

•

Whether Western (or, to the extent required to be considered by applicable law, it affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

•

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

•	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part 1 deals with proposals which have been approved and are recommended by a company’s board of directors; Part 2 deals with proposals submitted by shareholders for inclusion in proxy statements; Part 3 addresses issues relating to voting shares of investment companies; and Part 4 addresses unique considerations pertaining to foreign issuers.

Part 1 - Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

•	Matters relating to the Board of Directors.

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

•

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

•	Votes are cast on a case-by-case basis in contested elections of directors.

•	Matters relating to Executive Compensation.

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or re-pricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less result in dilution of 10% or less.

•	Matters relating to Capitalization.

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstance of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

•	Western Asset votes for proposals relating to the authorization of additional common stock.

•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

•	Western Asset votes for proposals authorizing share repurchase programs.

•	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions. Western Asset votes these issues on a case-by-case basis on board-approved transactions.

•	Matters relating to Anti-Takeover Measures. Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

•	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder right plans.

•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

•

Other Business Matters. Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

Part 2 - Shareholder Proposals SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy voting statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to changes some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

•	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

•	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Part 3 - Voting Shares of Investment Companies Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts 1 and 2 above are voted in accordance with those guidelines.

•

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g. proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

Part 4 - Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on  securities held in non-U.S. issuers –i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance disclosure foreign issuers and therefore apply only where applicable.

•	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

•	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

•

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

•

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (1) the right to vote proxies has been reserved to a named fiduciary of the client, and (2) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2013	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Mark Hughes Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2018	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2009.

Chia-Liang Lian Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2015	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2011; Prior to joining Western Asset, Mr. Lian spent approximately six years with the Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management.

Kevin J. Ritter Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2015	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of December 31, 2018.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories:

registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance -Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	107	$ 162.7 billion	None	None
	Other Pooled Vehicles	258	$ 76.2 billion	7	$1.5 billion
	Other Accounts	590	$ 189.0 billion	29	$12.3 billion
Kevin J. Ritter‡	Other Registered Investment Companies	3	$ 185 million	None	None
	Other Pooled Vehicles	10	$ 1.0 billion	None	None
	Other Accounts	37	$ 3.2 billion	None	None
Mark Hughes‡	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	4	$ 267 million	None	None
	Other Accounts	1	$ 39 million	None	None
Chia-Liang Lian‡	Other Registered Investment Companies	14	$ 7.2 billion	None	None
	Other Pooled Vehicles	28	$ 4.9 billion	1	$90 million
	Other Accounts	67	$ 7.0 billion	4	$614 million

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of December 31, 2018.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	C
Kevin J. Ritter	A
Mark Hughes	D
Chia-Liang Lian	E

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Debt Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 26, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 26, 2019